UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☒	Definitive Information Statement

NYLIM FUNDS

NYLIM FUNDS TRUST

(Name of Registrant as Specified in Charter)

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NYLIM FUNDS

NYLIM FUNDS TRUST

51 Madison Avenue

New York, New York 10010

September 30, 2026

To Our Shareholders:

At meetings held on September 23-24, 2026, the Board of Trustees (the “Board”) of NYLIM Funds and NYLIM Funds Trust (together, the “Trusts”) considered and approved a subadvisory agreement pursuant to which Los Angeles Capital Management LLC (“LACM”) will replace Wellington Management Company LLP as the subadvisor to all or a portion of the following funds (each, a “Fund” and together, the “Funds”), effective on or about December 11, 2026:

NYLIM Funds	NYLIM Funds Trust

NYLIM WMC Enduring Capital Fund (to be renamed the NYLIM LACM Large Cap Core Fund effective December 11, 2026)

NYLIM WMC Value Fund (to be renamed the NYLIM LACM Large Cap Value Fund effective December 11, 2026)

NYLIM Balanced Fund

Under the supervision of New York Life Investment Management LLC, each Fund’s investment manager, LACM will be responsible for the portfolio management of each Fund, or, with respect to the NYLIM Balanced Fund, will be responsible for the portfolio management of the equity portion of the Fund’s portfolio, including making decisions about buying, selling and holding securities and other investments.

At meetings held on September 23-24, 2026, the Board also considered and approved: (i) changing each Fund’s principal investment strategies, name (except for NYLIM Balanced Fund), 35d-1 Names Rule policy (except for NYLIM Balanced Fund), and investment process; and (ii) reducing the contractual management fee for each Fund and expense caps for NYLIM WMC Value Fund and NYLIM Balanced Fund, effective on or about December 11, 2026. For information regarding these and other changes, please refer to the supplements to each Fund’s prospectus and Statement of Additional Information dated September 25, 2026.

The accompanying Information Statement contains more information about LACM, each Fund and the actions taken by the Board. Please review this information and call us toll-free at 1-800-624-6782 if you have any questions. Clients of investment advisers may also contact their investment adviser with any questions.

We are not asking you for a proxy, and you are requested not to send us a proxy.

Thank you for your continued investment in the Funds.

Sincerely,

/s/ Kirk C. Lehneis
Kirk C. Lehneis
President
NYLIM Funds
NYLIM Funds Trust

IMPORTANT INFORMATION FOR THE SHAREHOLDERS OF

NYLIM BALANCED FUND

NYLIM WMC ENDURING CAPITAL FUND

NYLIM WMC VALUE FUND

This document is an Information Statement and is being furnished to shareholders of NYLIM WMC Enduring Capital Fund and NYLIM WMC Value Fund, each a series of NYLIM Funds, a Massachusetts business trust, and NYLIM Balanced Fund, a series of NYLIM Funds Trust, a Delaware statutory trust (each a “Fund” and collectively, the “Funds”), under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”). New York Life Investment Management LLC (“New York Life Investment Management”) serves as the investment manager to the Funds.

Under the terms of the Order, New York Life Investment Management, on behalf of each Fund and subject to the approval of the Boards of Trustees (together, the “Board” or “Trustees”) of NYLIM Funds or NYLIM Funds Trust (together, the “Trusts”), is permitted to retain and materially amend subadvisory agreements with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions.

Under the Order, if New York Life Investment Management retains, and the Board approves, a subadvisor for a Fund, the Fund must provide shareholders with certain information about the subadvisor and the subadvisory agreement within 90 days of such retention. In this case, the Funds are providing you with this information because, at a meeting held on September 23-24, 2026, New York Life Investment Management recommended and the Board approved a subadvisory agreement pursuant to which Los Angeles Capital Management LLC (“LACM”) will replace Wellington Management Company LLP (“Wellington”) as the subadvisor to each Fund, or, with respect to the NYLIM Balanced Fund, a portion thereof, effective on or around December 11, 2026.

New York Life Investment Management will remain the investment manager for each Fund and will supervise LACM. Under the supervision of New York Life Investment Management, LACM will be responsible for the portfolio management of each Fund, or, with respect to the NYLIM Balanced Fund, a portion thereof, including making the decisions about buying, selling and holding securities and other investments.

This Information Statement is being mailed on or about October 15, 2026, to shareholders of record of each Fund as of September 14, 2026. The

Funds will bear the expenses incurred in connection with these transitions, which are estimated to be as follows:

Fund	Amount
NYLIM Balanced Fund	$65,000 - $74,000
NYLIM WMC Enduring Capital Fund	$76,000 - $88,000
NYLIM WMC Value Fund	$143,000 - $155,000

Information regarding shareholders who owned beneficially or of record more than 5% of each class of shares of each Fund as of September 14, 2026 is set forth in Appendix A. To the knowledge of New York Life Investment Management, the officers of the Trusts and the Trustees as a group owned less than 1% of the outstanding shares of each class of each Fund as of September 14, 2026.

NO PROXY IS REQUIRED

WE ARE NOT ASKING YOU FOR A PROXY

AND WE ASK THAT YOU DO NOT SEND US A PROXY

BOARD CONSIDERATIONS FOR THE APPOINTMENT OF

LACM AS SUBADVISOR

TO

NYLIM BALANCED FUND

NYLIM WMC ENDURING CAPITAL FUND

NYLIM WMC VALUE FUND

The Subadvisory Agreement (“New Subadvisory Agreement”) between New York Life Investment Management LLC (“NYLIM”) and Los Angeles Capital Management LLC (“LACM”) with respect to the NYLIM WMC Enduring Capital Fund, NYLIM WMC Value Fund and NYLIM Balanced Fund (each, a “Fund,” and, collectively, “Funds”), must be approved initially and, following an initial term of up to two years, is subject to annual review and approval by the Boards of Trustees (together, “Board”) of NYLIM Funds and NYLIM Funds Trust (together, “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its September 23, 2026 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the New Subadvisory Agreement for an initial two-year period.

At a meeting held on September 23, 2026, the Board considered and approved NYLIM’s recommendations, proposed to be effective on or about December 11, 2026, to appoint LACM as a subadvisor to each Fund, to approve the New Subadvisory Agreement, to approve, among other items: (i) with respect to each of the NYLIM WMC Enduring Capital Fund and the NYLIM WMC Value Fund, the related changes to each Fund’s principal investment strategies and name, adopting a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act and the reduction of the Fund’s contractual management fee; and (ii) with respect to the NYLIM Balanced Fund, the related changes to the Fund’s principal investment strategies and the reduction of the Fund’s contractual management fee (each referred to as the “Repositioning”). The Board noted that the material terms of the New Subadvisory Agreement are substantially similar to the terms of the current subadvisory agreement with Wellington Management Company LLP (“Wellington”) with respect to each Fund, but that the proposed subadvisory fee under the New Subadvisory Agreement with LACM is lower than the subadvisory fee paid to Wellington at every level of assets under the current subadvisory agreement.

In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information and materials furnished by

NYLIM and LACM in connection with meetings of the Board and its Contracts, Investment and Operations Oversight Committees held on September 23, 2026, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of LACM that follow investment strategies similar to those proposed for each Fund, as repositioned, and the rationale for any differences in each Fund’s proposed subadvisory fee and the fees charged to such other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the NYLIM Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by LACM in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on each Fund as well as presentations from NYLIM and LACM personnel. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive session with their independent legal counsel and, for portions thereof, with senior management of NYLIM.

In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decisions, the factors that figured prominently in the Board’s consideration of the Repositioning and the New Subadvisory Agreement are summarized in more detail below and include, for each Fund, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by LACM; (ii) the investment performance of the Fund, the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of other investment advisory clients managed by such portfolio managers with investment strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by LACM from its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which any economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed subadvisory fee to be paid by NYLIM to LACM and estimated total ordinary operating expenses. Although the Board recognized that comparisons between each Fund’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s proposed fees and estimated total ordinary operating expenses as compared to the peer funds identified by NYLIM.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information and materials provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for each Fund, such as a presentation from LACM personnel, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, NYLIM and LACM. The Board’s decision with respect to the New Subadvisory Agreement may have also been based, in part, on the Board’s consideration of the advisory agreements for other funds in the NYLIM Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the NYLIM Group of Funds and each Trustee’s business judgment and industry experience. The Board took note of NYLIM’s belief that LACM, with its resources and historical investment performance track record for strategies similar to those of each Fund, as repositioned, is well qualified to serve as each Fund’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that each Fund’s shareholders having had the opportunity to consider other investment options, have invested in the respective Fund. The Board also considered NYLIM’s belief that the potential benefits to shareholders from the Repositioning and the New Subadvisory Agreement, relative to each respective Fund as currently positioned and subadvised by Wellington, include, among others: (i) the opportunity to participate in a more broadly-diversified quantitatively managed strategy; (ii) improved and more consistent relative performance; (iii) lower management fees and total net expenses; and (iv) improved asset retention and scale opportunities.

The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below. The Board considered on a Fund-by-Fund basis the factors and information deemed relevant and appropriate by the Trustees to evaluate the approval of the New Subadvisory Agreement and the proposed Repositioning, and the Board’s decision was made separately with respect to each Fund.

Nature, Extent and Quality of Services to be Provided by LACM

In considering the Repositioning and the New Subadvisory Agreement, the Board considered NYLIM’s responsibilities as manager of each Fund, noting that NYLIM is responsible for supervising a subadvisor to each Fund. The Board examined the range, and the nature, extent and quality of the investment advisory services that LACM proposed to provide to each Fund. Further, the Board evaluated and/or examined the following with regard to LACM:

•	experience in providing investment advisory services;

•

experience in serving as advisor to other investment advisory clients with similar strategies as those of each Fund, as repositioned, and the performance track record of such other investment advisory clients;

•	experience of investment advisory and other senior personnel;

•	overall resources, legal and compliance environment, capabilities, reputation, financial condition and history;

•	NYLIM’s and LACM’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws;

•	ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit each Fund;

•	portfolio construction and risk management processes;

•

experience of each Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

•	assets under management.

Based on these considerations, among others, the Board concluded that each Fund would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by LACM.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective and strategies. The Board considered investment reports on, and analysis of, each Fund’s performance provided to the Board throughout the year, including the Fund’s investment performance compared to the Fund’s benchmark and the Fund’s investment performance ranking relative to a group of peer funds.

The Board also took into account its discussions with senior management at NYLIM concerning each Fund’s investment performance over various periods and other alternatives to the Repositioning and the New Subadvisory Agreement considered by NYLIM. In addition, the Board considered discussions between each Fund’s current portfolio management team and the members of the Board’s Investment Committee. The Board further considered that shareholders may benefit from LACM’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for each Fund, as repositioned, was not available.

The Board evaluated each Fund’s proposed portfolio management team, investment process, strategies and risks. The Board noted that LACM currently manages other investment advisory clients with investment strategies similar to those of each Fund, as repositioned. Additionally, the Board considered the historical performance of such other investment advisory clients. Based on these considerations, the Board concluded that each Fund was likely to be managed responsibly and capably by LACM.

Based on these considerations, among others, the Board concluded that the selection of LACM as the subadvisor to each Fund is likely to benefit each Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits and Other Benefits to be Realized, by LACM

The Board considered the anticipated costs of the services to be provided by LACM under the New Subadvisory Agreement and the profits expected to be realized by LACM due to its relationship with each Fund. The Board considered that LACM’s subadvisory fee had been negotiated at arm’s length by NYLIM and that these fees would be paid by NYLIM, not any Fund, and the relevance of LACM’s expected profits was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for NYLIM and its affiliates with respect to the applicable Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by LACM and profits expected to be realized by LACM, the Board considered, among other factors, LACM’s investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of each Fund, and that NYLIM would be responsible for paying the subadvisory fee for each Fund. The Board also considered the financial resources of LACM and acknowledged that LACM must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for LACM to be able to provide high-quality services to each Fund. The Board also took into account that, in connection with these proposals, NYLIM proposed, and the Board approved, a reduction in the management fee paid by each Fund to NYLIM under the Management Agreement with respect to each Fund.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by LACM and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to LACM from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to LACM in exchange for commissions paid by each Fund with respect to trades in the respective Fund’s portfolio securities.

The Board took into account the fact that each Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from NYLIM and LACM that a significant portion of the holdings of each Fund would be sold to align each Fund’s holdings with the strategies that would be pursued by LACM. Additionally, the Board considered NYLIM’s representation that NYLIM would make every effort to minimize potential indirect costs associated with the Repositioning.

The Board considered that any profits realized by LACM due to its relationship with each Fund would be the result of arm’s-length negotiations between NYLIM and LACM, acknowledging that any such profits would be based on fees paid to LACM by NYLIM, not the Funds.

Subadvisory Fee and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the New Subadvisory Agreement and each Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by each Fund to NYLIM because the subadvisory fee to be paid to LACM would be paid by NYLIM, not directly by the respective Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by NYLIM and the amount of the management fees expected to be retained by NYLIM.

In assessing the reasonableness of each Fund’s proposed fees and estimated expenses, the Board considered information provided by NYLIM on fees and expenses of peer funds identified by NYLIM, and the Board considered information provided by LACM on fees charged to other investment advisory clients that follow investment strategies similar to those of each Fund, as repositioned. The Board considered the contractual management fee schedule for each Fund and noted that NYLIM proposed to reduce each Fund’s contractual management fee. The Board also considered that in proposing fees for each Fund, NYLIM considers the competitive marketplace for mutual funds.

Based on the factors outlined above, among other considerations, the Board concluded that each Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to each Fund and whether each Fund’s proposed expense structure would permit any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from NYLIM, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the NYLIM Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with a Fund in a number of ways, including, for example, through the imposition of fee breakpoints or expense limitation agreements, initially setting management fee rates at scale or making additional investments to enhance the services to be provided to the Fund.

Based on this information, the Board concluded that economies of scale, if any, are appropriately shared for the benefit of each Fund’s shareholders through the Fund’s proposed expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the New Subadvisory Agreement.

INFORMATION ABOUT LOS ANGELES CAPITAL MANAGEMENT LLC

LACM has its global headquarters at 11150 Santa Monica Blvd, Suite 200, Los Angeles, CA 90025. As of June 30, 2026, LACM had over $34.3 billion of assets under management.

Los Angeles Capital Management LLC (“LACM”), located at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, California 90025, is a California limited liability company. LACM is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company.

No officer of the Trusts or Trustee is an officer, employee, director, general partner or shareholder of LACM or otherwise has any material direct or indirect interest in LACM or any person controlling, controlled by or under common control with LACM. In addition, since November 1, 2025, the beginning of the Trusts’ current fiscal year, no Trustee has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which LACM, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

The following chart lists the principal executive officers of LACM and their principal occupations. The business address of each officer is 11150 Santa Monica Blvd, Suite 200, Los Angeles, CA 90025.

Name	Position with LACM and Principal Occupation
Thomas Stevens	Chairman

Hal Reynolds	Vice Chairman

Daniel Allen	Board Member, Chief Executive Officer and President

Edward Rackham	Board Member, Chief Investment Officer

Stuart Matsuda	Board Member, Chief Trading Officer

Jennifer Pepin	Board Member. Chief Compliance Officer

Day-to-day management of each Fund will be the responsibility of the following portfolio managers:

NYLIM Balanced Fund, NYLIM WMC Enduring Capital Fund and NYLIM WMC Value Fund

Portfolio Manager	Biographical Information
Edward Rackham

Dr. Rackham, PhD, is the Chief Investment Officer and a member of the Board of LACM. He joined LACM in 2011 as the Director of Risk Management. He became the Co-Director of Research in 2016 and Co-Chief Investment Officer in 2022.

Dr. Rackham earned an MChem from the University of Oxford in 2000 and a PhD from the University of Oxford in 2004.

Anthony Arefian	Mr. Arefian, CFA, is a Senior Managing Director of LACM. He joined LACM in 2010 as an Associate. He became an Associate Director in 2014 and a Director in 2022. Mr. Arefian earned a BS from the University of Southern California in 2002 and an MBA from the UCLA Anderson School of Management in 2010.

Daniel Arche	Mr. Arche, CFA, is the Director of Portfolio Strategy and a Senior Portfolio Manager of LACM. He joined Los Angeles Capital in 2007 as an Analyst. He became a Portfolio Manager in 2010 and a Senior Portfolio Manager in 2020. Mr. Arche earned a BA from the University of Southern California in 2006.

LACM provides investment advisory or sub-advisory services, as applicable, to the mutual funds and/or institutional accounts listed below, which have investment strategies or objectives similar to those of the Funds listed below. While the investment strategies or objectives of the mutual funds and/or accounts listed below may be similar to those of a Fund, the nature of services provided by LACM may be different. As a sub-adviser, LACM may perform a more limited set of services and assume fewer responsibilities for a Fund than it does for certain funds or accounts listed below. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to LACM for its management services, are set forth below.

Fund Name	Investment Companies or Accounts Advised or Sub-Advised by LACM with Similar Investment Objectives	Assets Under Management as of June 30, 2026	Advisory/ Subadvisory Fee
NYLIM Balanced Fund (Equity Portion)	Client 1	$110,280,496	0.55% on first $25 million, 0.45% on next $175 million, 0.40% over $200 million for FYE November 30

NYLIM WMC Enduring Capital Fund	Client 1	$110,280,496	0.55% on first $25 million, 0.45% on next $175 million, 0.40% over $200 million for FYE November 30

NYLIM WMC Value Fund	Client 1	$62,490,023	0.10% on first $500 million, 0.05% thereafter for FYE December 31

Principal Investment Strategy and Investment Process of each Fund

At meetings held on September 23-24, 2026, the Board also considered and approved changing each Fund’s principal investment strategies, name (except for the NYLIM Balanced Fund) and investment process, effective on or about

December 11, 2026. For information regarding these changes, please refer to the supplements to each Fund’s prospectus and Statement of Additional Information dated September 25, 2026.

Below is a comparison of each Fund’s current principal investment strategy and the investment strategy which will be implemented as part of the Repositioning.

NYLIM WMC Value Fund (to be Renamed as the “NYLIM LACM Large Cap Value Fund”)

As part of the Repositioning, the Fund’s investment approach will shift from a fundamental, bottom-up investing approach that seeks financially sound but temporarily out-of-favor companies that provide above-average potential total returns at below average valuations to a quantitative, model-driven process that considers a range of valuation, earnings, financial, market, and management characteristics across the range of large capitalization stocks. Although both the current and post-Repositioning principal investment strategies focus on large capitalization companies, the current principal investment strategy permits investments in companies within any capitalization range. In addition, whereas the current subadviser may invest principally in foreign and emerging market securities and consider environmental, social and governance (“ESG”) factors as part of its principal strategy, the post-Repositioning principal strategy does not explicitly contemplate foreign and emerging market investments or the consideration of ESG factors.

The above provides a summary of certain key differences between the current principal investment strategy of the Fund and the investment strategy which will be implemented as part of the Repositioning. For more information, please reference the table below:

Current Investment Strategy	Post-Repositioning Investment Strategy
The Fund invests in equity securities issued by companies of any size or market capitalization range. While the Fund does not limit its investments to issuers within a particular capitalization range, it generally invests in large capitalization companies (as represented by the market capitalization range of the	Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities of large capitalization value companies. Los Angeles Capital Management LLC, the Fund’s Subadvisor, defines

Current Investment Strategy	Post-Repositioning Investment Strategy

Russell 1000® Index, which ranged from $1 billion to $4.5 trillion as of December 31, 2025). The Fund may invest in securities of foreign issuers, including securities of emerging market country issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg. Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. The Fund may also invest in American Depositary Receipts.

Investment Process: The Subadvisor, seeks to identify companies that are financially sound but temporarily out-of-favor, and that provide above- average potential total returns at below average valuations. The Subadvisor employs a “bottom-up” approach to investment research and seeks to capitalize on investor behavioral biases by investing in companies with an attractive combination of valuation, quality, and capital return, and by taking a long-term view. Quality can be assessed across metrics including free cash flow margin, return on invested capital and net debt to EBITDA (earnings before interest, taxes, depreciation and amortization). The Subadvisor may sell stocks when the Subadvisor’s target price is achieved, the Subadvisor’s fundamental outlook with respect to the stock has changed, or in the event large-capitalization value securities as securities of companies included in the Russell 1000® Value Index, which had market capitalizations ranging from $623 million to $4.5 trillion as of July 31, 2026. The Fund may invest up to 20% of its assets in securities outside of the Russell 1000® Value Index.

Equity securities include common stock, preferred stock and equity-equivalent securities, such as securities convertible into common stock. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

Investment Process: The Fund’s Subadvisor employs a quantitative investment process for security selection and risk management using a proprietary quantitative model. The model considers a range of valuation, earnings, financial, market, and management characteristics to identify current drivers of return. Utilizing these characteristics, the Subadvisor seeks to construct a forward-looking portfolio designed to manage risk and adapt to changing market conditions.

By including fundamental data inputs and, through the use of statistical tools, the model estimates

Current Investment Strategy	Post-Repositioning Investment Strategy
the Subadvisor believes more attractive investment alternatives exist. To better assess strategic business issues that impact the performance of a company, the Subadvisor may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. The Subadvisor has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

expected returns through a multi-step process.

The Fund’s portfolio is rebalanced periodically using the model.

The Subadvisor seeks to generate incremental investment returns above the Fund’s benchmark, while attempting to control investment risk relative to the benchmark. The Subadvisor may sell a security if it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis.

NYLIM WMC Enduring Capital Fund (to be Renamed as the “NYLIM LACM Large Cap Core Fund”)

As part of the Repositioning, the Fund’s investment approach will shift from a fundamental strategy that seeks resilient businesses run by owner-minded executives skilled at capital allocation across a wide range of capitalizations, to a quantitative, model-driven process that considers a range of valuation, earnings, financial, market, and management characteristics and focuses on large capitalization companies. In addition, whereas the current subadviser may invest principally in foreign and emerging market securities and consider environmental, social and governance (“ESG”) factors as part of its principal strategy, the post-Repositioning principal strategy does not explicitly contemplate foreign and emerging market investments or the consideration of ESG factors. In connection with this change, the Russell 1000® Index will replace the S&P 500® Index as an additional index for the Fund because the Russell 1000® Index is considered to be more generally representative of the market sectors or types of investments in which the Fund will be invested.

The above provides a summary of certain key differences between the current principal investment strategy of the Fund and the investment strategy which will be implemented as part of the Repositioning. For more information, please reference the table below:

Current Investment Strategy	Post-Repositioning Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Fund invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies whose stocks are included in the Standard & Poor’s 500® Index (“S&P 500® Index”) (which ranged from $5.8 billion to $4.5 trillion as of December 31, 2025) or the Russell 3000® Index (which ranged from $1.3 million to $4.5 trillion as of December 31, 2025). The Fund may also invest in securities of foreign issuers, including securities of emerging market country issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg. Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. The Fund may also invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities of large capitalization companies. Los Angeles Capital Management LLC, the Fund’s Subadvisor, defines large-capitalization securities as securities of companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies within the range of the Russell 1000® Index, which ranged from $623 million to $4.9 trillion as of July 31, 2026. The Fund may invest up to 20% of its assets in securities of companies with market capitalizations outside of the Russell 1000® Index.

Equity securities include common stock, preferred stock and equity-equivalent securities, such as securities convertible into common stock. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

Current Investment Strategy	Post-Repositioning Investment Strategy

Investment Process: The Subadvisor seeks to identify companies that have a decades-long perspective, and resilient businesses run by owner-minded executives skilled at capital allocation. When purchasing stocks for the Fund, the Subadvisor assesses the strength and resilience of each company’s business, opportunities for growth and investment in the business, management, quality and capital allocation skill and valuation. The Subadvisor may sell a security due to a company’s reduced cash flow resiliency, fewer growth opportunities, or adverse changes to the management team and culture. To better assess strategic business issues that impact the performance of a company, the Subadvisor may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. The Subadvisor has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

Investment Process: The Fund’s Subadvisor employs a quantitative investment process for security selection and risk management using a proprietary quantitative model. The model considers a range of valuation, earnings, financial, market, and management characteristics to identify current drivers of return. Utilizing these characteristics, the Subadvisor seeks to construct a forward-looking portfolio designed to manage risk and adapt to changing market conditions.

By including fundamental data inputs and, through the use of statistical tools, the model estimates expected returns through a multi-step process.

The Fund’s portfolio is rebalanced periodically using the model.

The Subadvisor seeks to generate incremental investment returns above the Fund’s benchmark, while attempting to control investment risk relative to the benchmark. The Subadvisor may sell a security if it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis.

NYLIM Balanced Fund

As part of the Repositioning, the equity investment process for the Fund will shift from a fundamental, bottom-up, value investing approach that seeks financially sound but temporarily out-of-favor companies that provide above-average potential total returns at below average valuations to a quantitative, model-driven process that considers a range of valuation, earnings, financial, market, and management characteristics across the range of large capitalization stocks. Although both the current and post-Repositioning principal investment strategies focus on large capitalization companies, the current principal investment strategy permits investments in companies within any capitalization range. In addition, whereas the current subadviser may invest principally in foreign and emerging market securities and consider environmental, social and governance (“ESG”) factors as part of its principal strategy, the post-Repositioning principal strategy does not explicitly contemplate foreign and emerging market investments or the consideration of ESG factors. In connection with this change, the Russell 1000® Index will replace the Russell 1000® Value Index as an additional index for the Fund and as a constituent of the Fund’s Balanced Composite Index because the Russell 1000® Index is considered to be more generally representative of the market sectors or types of investments in which the Fund’s equity portion will be invested.

The above provides a summary of certain key differences between the current principal investment strategy of the Fund and the investment strategy which will be implemented as part of the Repositioning. For more information, please reference the table below:

Current Investment Strategy	Post-Repositioning Investment Strategy
Equity Investment Process: Wellington invests in equity securities issued by companies of any size or market capitalization range. While Wellington does not limit its investments to issuers within a particular capitalization range, it generally invests in large capitalization companies (as represented by the market cap range of the Russell 1000® Index, which ranged from $1.0 billion to $4.5 trillion as of December 31, 2025). Wellington may invest in securities of foreign issuers, including emerging market securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk,” (or similar designation) as determined by a third-party such as Bloomberg. Wellington defines emerging market countries as

Equity Investment Process: LACM generally invests in equity securities and equity-related securities of large capitalization companies. LACM defines large-capitalization securities as securities of companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies within the range of the Russell 1000® Index, which ranged from $623 million to $4.9 trillion as of July 31, 2026. LACM may also invest in companies with market capitalizations outside of the Russell 1000® Index.

Equity securities include common stock, preferred stock and equity-equivalent securities, such as securities convertible into common

Current Investment Strategy	Post-Repositioning Investment Strategy

those countries that are included in the MSCI Emerging Markets Index.

Wellington seeks to identify companies that are financially sound but temporarily out-of-favor, and that provide above-average potential total returns at below average valuations. Wellington employs a “bottom-up” approach to investment research, and seeks to capitalize on investor behavioral biases by investing in companies with an attractive combination of valuation, quality and capital return, and by taking a long-term view. Quality can be assessed across metrics including free cash flow margin, return on invested capital and net debt to EBITDA (earnings before interest, taxes, depreciation and amortization). Wellington may sell stocks when Wellington’s target price is achieved, Wellington’s fundamental outlook with respect to the stock has changed, or in the event Wellington believes more attractive investment alternatives exist.

To better assess strategic business issues that impact the performance of a company, Wellington may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. Wellington has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

stock. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

LACM employs a quantitative investment process for security selection and risk management using a proprietary quantitative model. The model considers a range of valuation, earnings, financial, market, and management characteristics to identify current drivers of return. Utilizing these characteristics, LACM seeks to construct a forward-looking portfolio designed to manage risk and adapt to changing market conditions.

By including fundamental data inputs and, through the use of statistical tools, the model estimates expected returns through a multi-step process.

LACM rebalances these positions periodically using the model.

LACM seeks to generate incremental investment returns above the Fund’s benchmark, while attempting to control investment risk relative to the benchmark. LACM may sell a security if it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis.

Additionally, as part of the Repositioning, NYLIM WMC Value Fund and NYLIM WMC Enduring Capital Fund will adopt the following non-fundamental investment policies pursuant to the Names Rule:

Fund Name	Non-Fundamental Names Rule Policy
NYLIM WMC Value Fund	Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities of large capitalization value companies.

NYLIM WMC Enduring Capital Fund	Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities of large capitalization companies.

Currently, neither of these Funds have a policy pursuant to the Names Rule.

Terms of the New Subadvisory Agreement

The following is a summary of the new subadvisory agreement between New York Life Investment Management and LACM (the “New Subadvisory Agreement”). A form of the New Subadvisory Agreement is attached hereto as Appendix B. The New Subadvisory Agreement will become effective on or about December 11, 2026, and will continue for an initial two-year term, unless sooner terminated as provided in the New Subadvisory Agreement. Thereafter, the New Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is approved at least annually by a vote of a majority of the Trustees, or by a vote of “a majority of the outstanding voting securities” of each Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and, in either case, by a majority of the Independent Trustees, by a vote cast at a meeting called for such purpose.

The New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of a Fund’s management agreement with New York Life Investment Management and may be terminated by New York Life Investment

Management or LACM at any time without payment of any penalty on sixty (60) days’ prior written notice to the other party. The New Subadvisory Agreement may also be terminated by the Trusts at any time on sixty (60) days’ prior written notice to LACM and New York Life Investment Management without payment of any penalty by action of the Board or by a vote of a “majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act).

The New Subadvisory Agreement provides that LACM will not be liable to New York Life Investment Management, the Funds, or any shareholder of the Funds for any act or omission in the course of, or connected with or arising out of, its services under the New Subadvisory Agreement, or for any damages, expenses or losses in connection with any subadvisory services rendered under the New Subadvisory Agreement that may be sustained in the purchase, holding or sale of any security, except by reason of a loss resulting from LACM’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Subadvisory Agreement, or by reason of reckless disregard of its obligations and duties under the New Subadvisory Agreement.

Under the New Subadvisory Agreement, LACM may engage persons employed by an “affiliated person” of LACM as defined in the 1940 Act, each of whom shall be treated as an “associated person” of LACM, to assist it with providing its services under the New Subadvisory Agreement (including affiliates outside of the United States) to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant positions of the SEC and its staff; provided, however, that LACM will remain responsible for all actions taken by any persons in fulfillment of its obligations under the New Subadvisory Agreement. Also, LACM will bear fifty percent (50%) of the costs (subject to the cap noted below) of any contractual or voluntary expense cap reimbursement or fee waivers. LACM’s share of the costs shall not exceed the subadvisory fee payment LACM receives from New York Life Investment Management for such Fund.

Management and Subadvisory Fees

The current management fee for each Fund is an annual percentage of the Fund’s average daily net assets as follows:

Fund[1,2]	Current Contractual Management Fee
NYLIM Balanced Fund[3,4,5]	0.65% on assets up to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion

NYLIM WMC Enduring Capital Fund[6]	0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion

NYLIM WMC Value Fund[4,5,7]	0.66% on assets up to $1 billion; 0.64% on assets from $1 billion to $3 billion; and 0.62% on assets over $3 billion

1.

New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2027, and shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board.

2.

New York Life Investment Management has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. This agreement will remain in effect until February 28, 2027, and shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board.

3.

Effective December 11, 2026, the management fee for NYLIM Balanced Fund will be reduced as follows: 0.61% on assets up to $1 billion; 0.585% on assets from $1 billion to $2 billion; and 0.56% on assets over $2 billion.

4.

New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentages of average daily net assets set forth below. This agreement will remain in effect until February 28, 2027, and shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board.

NYLIM Balanced Fund: Class A, 1.04%

NYLIM WMC Value Fund: Class I, 0.70%

5.

Effective December 11, 2026, New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) so that (i) Class I shares do not exceed 0.64% of NYLIM WMC Value Fund’s average daily net assets and (ii) Class A shares do not exceed 1.00% of NYLIM Balanced Fund’s average daily net assets. This agreement will remain in effect until February 28, 2028, and shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board.

6.

Effective December 11, 2026, the management fee for NYLIM WMC Enduring Capital Fund will be reduced as follows: 0.52% on assets up to $500 million; 0.51% on assets from $500 million to $1 billion; and 0.48% on assets over $1 billion.

7.

Effective December 11, 2026, the management fee for NYLIM WMC Value Fund will be reduced as follows: 0.60% on assets up to $1 billion; 0.56% on assets from $1 billion to $3 billion; and 0.54% on assets over $3 billion.

Under the current subadvisory agreement between New York Life Investment Management and Wellington with respect to each Fund, New York Life Investment Management (not the Fund) pays Wellington a subadvisory fee, computed daily and payable monthly, at an annual rate as follows:

Fund	Wellington Subadvisory Fee[1]	Aggregate Subadvisory Fee (for the fiscal year ended October 31, 2025)
NYLIM Balanced Fund (with respect to the portion managed by Wellington)	0.275% on assets up to $1 billion; 0.265% on assets from $1 billion to $3 billion; and 0.255% on assets over $3 billion	$729,002

NYLIM WMC Enduring Capital Fund	0.2375% on assets up to $500 million; 0.2250% on assets from $500 million to $1 billion; and 0.2125% on assets over $1 billion	$1,263,590

NYLIM WMC Value Fund	0.275% on assets up to $1 billion; 0.265% on assets from $1 billion to $3 billion; and 0.255% on assets over $3 billion	$2,613,103

1.

New York Life Investment Management has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class total ordinary operating expenses do not exceed certain amounts. These waivers or expense limitations may be changed with Board approval. To the extent New York Life Investment Management has agreed to waive its management fee or reimburse expenses, LACM, upon reasonable prior notice from New York Life Investment Management, has agreed to waive or reimburse its fee in proportion to the percentage of the total subadvisory fee that LACM earns.

Under the New Subadvisory Agreement, New York Life Investment Management (not the Fund) will pay LACM a subadvisory fee, computed daily and payable monthly, at an annual rate as follows:

Fund	LACM Subadvisory Fee[1]	Hypothetical Aggregate Subadvisory Fee[2] (for the fiscal year ended October 31, 2025)
NYLIM Balanced Fund (with respect to the portion managed by LACM)	0.22% on allocated assets up to $1 billion; 0.20% on assets from $1 billion to $3 billion; and 0.18% on assets over $3 billion	$583,282

NYLIM WMC Enduring Capital Fund	0.22% on allocated assets up to $1 billion; 0.20% on assets from $1 billion to $3 billion; and 0.18% on assets over $3 billion	$1,174,157

NYLIM WMC Value Fund	0.22% on allocated assets up to $1 billion; 0.20% on assets from $1 billion to $3 billion; and 0.18% on assets over $3 billion	$2,077,615

1.

New York Life Investment Management has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class total ordinary operating expenses do not exceed certain amounts. These waivers or expense limitations may be changed with Board approval. To the extent New York Life Investment Management has agreed to waive its management fee or reimburse expenses, LACM will bear fifty percent (50%) of the costs of any contractual or voluntary expense cap reimbursement or fee waivers. LACM does not share in any reimbursements above the current subadvisory fee.

2.

For the fiscal year ended October 31, 2025, no fees were paid by New York Life Investment Management to LACM. If LACM had served as subadvisor to the Funds during the fiscal year ended October 31, 2025, these are the aggregate subadvisory fees that would have been paid to LACM by New York Life Investment Management under the terms of the New Subadvisory Agreement, assuming all other factors to be equal.

Capital Gains and Tax Consequences

Based on market prices as of the date of the Information Statement, securities transactions conducted in advance of, and in connection with, the repositioning of each Fund’s portfolios to align their holdings with the applicable LACM investment strategy are expected to generate overall net capital gains for each Fund. These distributable capital gains, if any, would be distributed to shareholders of each Fund in December of 2027, but may be fully or partially offset by any net capital loss carryforward available to each Fund at the time of distribution. You should seek the advice of a tax advisor to determine how such a distribution would impact your individual tax situation.

GENERAL INFORMATION

More information about the Funds, including the Statement of Additional Information and the Annual/Semiannual Reports may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-624-6782, visit our website at nylim.com, write to NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302 or send an e-mail to NYLIMShareholderServices@nylim.com.

New York Life Investment Management LLC (“New York Life Investment Management”) serves as the investment manager and administrator to the Funds. The principal executive offices of New York Life Investment Management and the Funds are located at 51 Madison Avenue, New York, New York 10010.

The Funds’ distributor is NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302.

The Funds’ custodian is JPMorgan Chase Bank, N.A. 383 Madison Avenue, New York, New York 10179.

The Funds may furnish only one copy of this Information Statement to a household, even if more than one shareholder resides in the household, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this Information Statement, please contact the distributor by writing NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, by calling toll-free 1-800-624-6782, or by sending an email to NYLIMShareholderServices@nylim.com. If in the future you do not want the mailing of your Information Statement to be combined with other members of your household, or if the Funds have furnished multiple Information Statements to your household and you would like the Funds to furnish only one statement to your household in the future, please inform the Funds’ distributor in writing, via telephone or email at the address, telephone number or email address listed above.

NYLIM Funds	NYLIM Funds Trust
NYLIM WMC Enduring Capital Fund NYLIM WMC Value Fund	NYLIM Balanced Fund

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet relating to NYLIM Balanced Fund, a series of NYLIM Funds Trust, and NYLIM WMC Enduring Capital Fund and NYLIM WMC Value Fund, each a series of NYLIM Funds (each, a “Fund” and collectively, the “Funds”) under the terms of an exemptive order issued by the Securities and Exchange Commission (the “Order”). We encourage you to access and review all of the important information contained in the Information Statement.

New York Life Investment Management LLC (“New York Life Investment Management”) serves as the investment manager to the Funds. Under the terms of the Order, New York Life Investment Management, on behalf of each Fund and subject to the approval of the Board of Trustees (the “Board” or “Trustees”), is permitted to retain and materially amend subadvisory agreements with unaffiliated subadvisors without shareholder approval. In this case, each Fund is providing you with this information because, at meetings held on September 23-24, 2026, New York Life Investment Management recommended and the Board approved a subadvisory agreement for each Fund (the “New Subadvisory Agreement”) pursuant to which Los Angeles Capital Management LLC (“LACM”) will replace Wellington Management Company LLP as the subadvisor to each Fund, or, with respect to the NYLIM Balanced Fund, a portion thereof, effective on or about December 11, 2026. The Information Statement is for informational purposes only and you need not take any action.

New York Life Investment Management will remain each Fund’s investment manager and will supervise LACM. Under the supervision of New York Life Investment Management, LACM will be responsible for the portfolio management of each Fund, or, with respect to the NYLIM Balanced Fund, a portion thereof, including making decisions about buying, selling and holding securities and other investments. Additional information about New York Life Investment Management, LACM, the New Subadvisory Agreement, and the

Board’s approval of the New Subadvisory Agreement is contained in the Information Statement.

This Notice of Internet Availability of the Information Statement is being mailed on or about October 15, 2026. The full Information Statement will be available for printing on the Funds’ website at https://www.nylim.com/assets/documents/vp/nylim-funds-information-statement.pdf until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by writing NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, by calling toll-free 1-800-624-6782 or by sending an email to NYLIMShareholderServices@nylim.com. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one. Each Fund’s most recent annual and semiannual reports are also available upon request, without charge, via the above contact information. If you have any questions about this notice, please contact each Fund at the appropriate phone number provided above or your financial intermediary (if applicable).

Please Note: Each Fund may furnish only one copy of this Notice of Internet Availability of Information Statement to a household, even if more than one shareholder resides in the household, unless the Fund has received contrary instructions from one or more of the shareholders residing in the household. If you are a shareholder and would like additional copies of this Notice of Internet Availability of Information Statement, please contact the distributor by writing NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, by calling toll-free 1-800-624-6782 or by sending an email to NYLIMShareholderServices@nylim.com. If in the future you do not want the mailing of your Notice of Internet Availability of Information Statement to be combined with other members of your household, or if each Fund has furnished multiple copies of this notice to your household and you would like the Fund to furnish only one statement to your household in the future, please inform the Fund’s distributor in writing or via telephone at the address, telephone number or email address listed above.

REG-00153-10/26

APPENDIX A

SHARE OWNERSHIP OF SHAREHOLDERS OF

NYLIM BALANCED FUND

NYLIM WMC ENDURING CAPITAL FUND

NYLIM WMC VALUE FUND

As of September 14, 2026, the following persons owned of record or beneficially 5% or more of any class of shares of the Funds. Shareholders holding greater than 25% or more of a Fund are considered “controlling persons” of the Fund under the 1940 Act.

Fund	Title of Class	Name and Address of Owner	Percent of Class
NYLIM Balanced Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	23.57%
	Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16.34%
	Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.77%
	Class C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7.87%
	Class C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.24%
	Class I	EMPOWER TRUST FBO RECORDKEEPING FOR VARIOUS BENEFIT P 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111-5002	13.79%
	Class I	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	11.51%

Fund	Title of Class	Name and Address of Owner	Percent of Class
	Class I	CHARLES SCHWAB & COMPANY INC ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.21%
	Class I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.83%
	Class I	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.53%
	Class I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	6.43%
	Class R6	NEW YORK LIFE INVESTMENT MGMT DEBBIE CURRAN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4805	63.18%
	Class R6	JP MORGAN SECURITIES LLC OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUST 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	34.89%

NYLIM WMC Enduring Capital Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	26.63%
	Class C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	18.56%
	Class C	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16.01%

Fund	Title of Class	Name and Address of Owner	Percent of Class
	Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10.79%

	Class C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.86%

	Class C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.20%

	Class C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5.51%

	Class I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	13.93%

	Class I	DZ BANK AG, NEW YORK BRANCH ATTN: DENISE OTT 1 VANDERBILT AVE FL 49 NEW YORK NY 10017-3893	13.69%

	Class I	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.10%

	Class I	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	6.66%

Fund	Title of Class	Name and Address of Owner	Percent of Class
	Class R6	NEW YORK LIFE INSURANCE CO NYLIM VP GROWTH ALLOCATION (57230) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	22.34%

	Class R6	NEW YORK LIFE INSURANCE CO NYLIM VP EQUITY ALLOCATION (57210) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	22.00%

	Class R6	NEW YORK LIFE INSURANCE CO NYLI GROWTH ALLOCATION FD 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	17.13%

	Class R6	NEW YORK LIFE INSURANCE CO NYLI EQUITY ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	13.55%

	Class R6	NEW YORK LIFE INSURANCE CO NYLI MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	11.10%

	Class R6	NEW YORK LIFE INSURANCE CO NYLIM VP MODERATE ALLOCATION (57220) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	8.48%

NYLIM WMC Value Fund	Class A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	17.29%
	Class C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	64.59%

Fund	Title of Class	Name and Address of Owner	Percent of Class
	Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: MUTUAL FUND REC 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.67%

	Class I	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23.25%

	Class I	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7.24%

	Class I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.23%

	Class I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.61%

	Class R6	NEW YORK LIFE INSURANCE CO NYLI GROWTH ALLOCATION FD 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	26.40%

	Class R6	NEW YORK LIFE INSURANCE CO NYLI EQUITY ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	19.25%

	Class R6	NEW YORK LIFE INSURANCE CO NYLIM VP GROWTH ALLOCATION (57230) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	15.15%

Fund	Title of Class	Name and Address of Owner	Percent of Class
	Class R6	NEW YORK LIFE INSURANCE CO NYLIM VP EQUITY ALLOCATION (57210) 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	14.62%

	Class R6	NEW YORK LIFE INSURANCE CO NYLI MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4805	13.78%

APPENDIX B

FORM OF SUBADVISORY AGREEMENT

NYLIM FUNDS

NYLIM FUNDS TRUST

NYLIM VP FUNDS TRUST

SUBADVISORY AGREEMENT

This Subadvisory Agreement is effective as of the   day of      , 2026 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Los Angeles Capital Management LLC, a limited liability company organized under the laws of the State of California (the “Subadvisor” or “LACM”).

WHEREAS, NYLIM Funds, NYLIM Funds Trust and NYLIM VP Funds Trust (each a “Registrant” and collectively, the “Registrants”) each are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, each Registrant is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, each Registrant currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager has entered into an Amended and Restated Management Agreement, as amended, with each Registrant, on behalf of its separate series (each, a “Management Agreement”); and

WHEREAS, under each Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to each Registrant; and

WHEREAS, each Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of each Registrant and manage such portion of each Registrant as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1. Appointment. The Manager hereby appoints the Subadvisor to act as the investment subadvisor to each series of each Registrant designated on Schedule A of this Agreement (each a “Series”) with respect to all or a portion of the assets of each Series designated by the Manager as allocated to the Subadvisor (the “Allocated Assets”), subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event that any Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2. Portfolio Management Duties. Subject to the oversight of each Registrant’s Board of Trustees (“Board”) and the supervision of the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for each applicable Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in each Registrant’s Registration Statement filed with the Securities and Exchange

Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a) The Subadvisor (i) understands that the Allocated Assets of each Series need to be managed so as to permit each Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) represents and warrants to the Manager that it will manage the Allocated Assets of each Series in compliance with Section 851(b)(2) and (3) of Subchapter M of the Code, and (iii) will coordinate efforts with the Manager with that objective, and shall invest the Allocated Assets in compliance with the diversification requirements of Section 817(h) of Subchapter L of the Code, and the regulations issued thereunder, as applicable.

(b) The Subadvisor will conform its activities with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by each Registrant’s Board (the “Compliance Procedures”) of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of each Registrant under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of each Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for each applicable Series or Registrant.

(d) In connection with the purchase and sale of securities for each Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities (such as ISIN code) to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant’s custodian and portfolio accounting agent.

(e) The Subadvisor will assist the custodian and portfolio accounting agent for the Registrant in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for each Registrant, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f) The Subadvisor will make available to each Registrant and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Registrant), as are necessary to assist the applicable Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.

(g) The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the applicable Registrant are being conducted in a manner consistent with applicable laws and regulations.

(h) The Subadvisor will provide reports to each Registrant’s Board, for consideration at meetings of the Board, on the investment program for the Allocated Assets of each Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish each Registrant’s Board, with respect to the Series’ Allocated Assets, such periodic and special reports as the Trustees and the Manager may reasonably request.

(i) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the applicable Registrant’s Board and by a majority of the applicable Trustees who are not parties to any agreement or contract with such company and who are not “interested persons”, as defined in the 1940 Act, of the Registrant, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of each Registrant, to the extent required by the 1940 Act.

(j) The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the applicable Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(k) The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. The Manager represents that the Allocated Assets or Series can settle such private placements.

3. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the applicable Registrant for management services described under the Management Agreement between each Registrant and the Manager. Expense caps or fee waivers for each applicable Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4. Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the applicable Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for each Registrant, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the applicable Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the applicable Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the applicable Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and each Registrant’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the applicable Series to (i) the Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5. Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for each Registrant filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6. Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or each Registrant shall be responsible for all the expenses of such Registrant’s operations, including, but not limited to:

(a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Registrant;

(b) the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of that Registrant’s Trustees; (iv) interest expenses, dividend expenses and acquired fund fee expenses; and (v) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c) the fees and expenses of the Registrant’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Registrant;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

(f) all taxes and business fees payable by the Registrant or the Series to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Registrant may be a member;

(h) the cost of share certificates representing the Series’ shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant’s business; and

(l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7. Compliance.

(a) The Subadvisor agrees to assist the Manager and each Registrant in complying with the Registrant’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Registrant’s

Chief Compliance Officer with reasonably requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program. The Subadvisor further understands that the adequacy of the Subadvisor’s Compliance Program and the effectiveness of the Subadvisor’s Compliance Program’s implementation is subject to annual review by the Registrant and the Registrant’s Chief Compliance Officer.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Registrant’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or a Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

8. Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will within a reasonable time period deliver to the Subadvisor any and all future amendments and supplements thereto.

(a) Declaration of Trust of each Registrant, as amended from time to time, as filed with the Secretary of the State of Delaware (for NYLIM Funds Trust and NYLIM VP Funds Trust) and the Commonwealth of Massachusetts (for NYLIM Funds), as applicable (such Declarations of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declarations of Trust”);

(b) By-Laws of each Registrant, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of each Registrant’s Board authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to each Series and the Series’ shares, and all amendments thereto;

(e) Notification of Registration of each Registrant under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f) Prospectus and Statement of Additional Information of each Series.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for each Series are the property of the applicable Registrant and further agrees to surrender promptly to the applicable Registrant any of such records upon the applicable Registrant’s or the Manager’s reasonable request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or any Registrant.

11. Representations Respecting Subadvisor. The Manager and each Registrant agree that neither such Registrant, the Manager, nor affiliated persons of such Registrant, or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or a Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for each Registrant’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for each Registrant, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12. Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to each Series and its prior, present or potential shareholders, unless otherwise required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by a Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, each Registrant and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law, or otherwise, arising out of the Manager’s responsibilities to each Registrant, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of a Registrant or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Registrant or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law, or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Allocated Assets of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact attributable to the Subadvisor contained in the Registration Statement or Prospectus covering the shares of a Registrant or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, a Registrant or any affiliated person of the Manager or a Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

For the avoidance of doubt, neither party shall be liable to or required to indemnify the other party for any indirect, special, incidental or consequential damages or other losses.

16. Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and unless the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of a Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect with respect to a Series for an initial period of two (2) years from the date such Series was added to Schedule A of this Agreement, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to each Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board of the applicable Registrant or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast at a meeting called for the purpose of voting on such approval and held in a manner required by the 1940 Act, applicable SEC exemptive relief, or SEC or SEC staff guidance. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the applicable Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the applicable Registrant; (B) at any time without payment of any penalty by the applicable Registrant, upon the vote of a majority of the applicable Registrant’s Board or a majority of the outstanding voting securities of the Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the applicable Registrant. For the avoidance of doubt, the termination of this Agreement for one Series shall not affect the validity of this Agreement with respect to any other Series. In the event of termination for any reason with respect to a Series, all records of such Series will within a reasonable time period be returned to the Manager or the applicable Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) or, with respect to a Series, in the event the Management Agreement between the Manager and a Registrant is assigned or terminated for any other reason with respect to that Series. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement will respect to any Series shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the applicable Series; and (ii) the Board of the applicable Registrant, including a majority of the Trustees of the Registrant who are not interested persons of any party to this Agreement, cast at a meeting called for the purpose of voting on such approval, or by any other means or in any other manner permitted by applicable law, exemptive order, or guidance from the SEC or its staff, if such approval is required by applicable law.

19. Use of Name.

(a) It is understood that the name New York Life Investment Management or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrants and/or the Series. Upon termination of the Management Agreement between a Registrant and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name Los Angeles Capital Management LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Registrants and/or the Series have the right to use such name (or derivative or logo) in offering materials of each Registrant or sales materials with respect to each Series with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Registrants and/or the Series. Upon termination of this Agreement, the Manager and the Registrants shall forthwith cease to use such name (or derivative or logo).

20. Proxies; Class Actions.

(a) The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Registrants. Absent contrary instructions received in writing from a Registrant, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of each Registrant, and these records shall be available to each Registrant upon request. Subadvisor has hired a third party proxy voting service provider (the “Third Party Proxy Provider”) to act as independent voting agent. Subadvisor has adopted the Third Party Proxy Provider’s proxy policies and shall vote proxies in a manner that is consistent with Subadvisor’s proxy voting policy, as in effect from time to time.

(b) The Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or a Series. The Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, make reasonable efforts to forward to the Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or a Series and the Subadvisor shall cooperate with the Manager to the extent reasonably necessary for the applicable Series to pursue and/or participate in any such action.

21. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management LLC, 51 Madison Avenue, New York, NY 10010, Attention: General Counsel; or (2) to the Subadvisor at 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025 Attention: Chief Legal Officer, with a copy to General Counsel.

22. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party;

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the   day of    , 2026. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:		By:
Name:	Brian J. McGrady	Name: Kirk C. Lehneis
Title:	Director and Associate General Counsel	Title: Senior Managing Director

LOS ANGELES CAPITAL MANAGEMENT LLC

Attest:	By:
Name:	Name:
Title:	Title:

SCHEDULE A

(As of     )

As compensation for services provided by the Subadvisor with respect to the following Series, the Manager will pay the Subadvisor and the Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND/PORTFOLIO	ANNUAL RATE

NYLIM Funds
NYLIM LACM Large Cap Core Fund	0.22% on assets up to $1 billion; 0.20% on assets from $1 billion to $3 billion; and 0.18% on assets over $3 billion

NYLIM LACM Large Cap Value Fund	0.22% on assets up to $1 billion; 0.20% on assets from $1 billion to $3 billion; and 0.18% on assets over $3 billion
NYLIM Funds Trust

NYLIM Balanced Fund (equity sleeve)	0.22% on assets up to $1 billion; 0.20% on assets from $1 billion to $3 billion; and 0.18% on assets over $3 billion
NYLIM VP Funds Trust

NYLIM VP Balanced Portfolio (equity sleeve)	0.22% on assets up to $1 billion; 0.20% on assets from $1 billion to $3 billion; and 0.18% on assets over $3 billion

The portion of the fee based upon the average daily net assets of the respective Series shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series. Payment will be made to the Subadvisor on a monthly basis.

To the extent the Manager agrees to waive its management fee or reimburse expenses, LACM, as Subadvisor for these Series, has voluntarily agreed to waive or reimburse its fee proportionately.

B-20